UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2021, CGS Stores, LLC (“CGS”), an indirect wholly-owned subsidiary of Casey’s General Stores, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Pilot Corporation, a Tennessee corporation (the “Seller”).  Pursuant to the terms of the APA, CGS will acquire substantially all of the assets with respect to 40 convenience stores (including retail fuel operations) located throughout the Knoxville, TN and surrounding areas (the “Proposed Transaction”), for an aggregate purchase price in cash of $220 million, subject to customary post-closing adjustments.

The Proposed Transaction is conditioned upon the satisfaction of customary closing conditions, including, among others: (1) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (2) the accuracy of the representations and warranties of each party to the APA as of the closing; (3) the performance in all material respects by the parties of their respective covenants under the APA; and (4) in the case of the acquired assets and business, the absence of any material adverse effect since the date of the APA.

The foregoing description of the APA and Proposed Transaction is qualified in its entirety by reference to the APA, a copy of which is attached as Exhibit 2.1, and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On September 28, 2021, the Company issued a press release announcing the Proposed Transaction, a copy of which is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.        Description

2.1*	Asset Purchase Agreement by and among CGS Stores, LLC and Pilot Corporation, dated September 27, 2021

99.1	Press Release issued by Casey’s General Stores, Inc. dated September 28, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information that is material to an investment decision or that is not otherwise disclosed in the filed agreement. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Dated: September 28, 2021	By:	/s/ Stephen P. Bramlage, Jr.
Stephen P. Bramlage, Jr. Chief Financial Officer